UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 16, 2026 (May 1, 2026)

Gray Media, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Georgia
(State or Other Jurisdiction of Incorporation)

001-13796	58-0285030
(Commission File Number)	(IRS Employer Identification No.)

4370 Peachtree Road, NE, Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

404-504-9828
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock (no par value)	GTN.A	New York Stock Exchange
common stock (no par value)	GTN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 7, 2026, Gray Media, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) with the Securities and Exchange Commission (the “SEC”) to report the completion of the Company’s acquisition of the Allen Media Stations (as defined in the Initial Report).

In connection with the acquisition of the Allen Media Stations, the Company obtained from the SEC, pursuant to its authority under Rule 3-13 under Regulation S-X, a waiver from the requirements of Rule 3-05 and Article 11 of Regulation S-X to provide certain financial statements of the Allen Media Stations and pro forma financial information relating to the acquisition. In lieu of such information, pursuant to the waiver, the SEC has permitted the substitution of an audited Statement of Assets Acquired and Liabilities Assumed. In order to comply with such substituted financial statement requirements, the Company is filing this Amendment No. 1 to Current Report on Form 8-K/A (this “Amendment”) solely to amend Item 9.01 of the Initial Report for the purpose of filing such financial statements.

Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Initial Report.

Item 9.01 Financial statements and Exhibits.

(a)	The disclosure in the Explanatory Note above is incorporated by reference into this Item 9.01(a).

The Audited Abbreviated Statement of Assets Acquired and Liabilities Assumed as of March 27, 2026 and May 1, 2026, is filed as Exhibit 99.1 to this Amendment and is incorporated herein by reference.

(d)	Exhibits

23.1	Consent of RSM U.S., LLP
99.1	Audited Abbreviated Statement of Assets Acquired and Liabilities Assumed
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gray Media, Inc.

July 16, 2026	By:	/s/ Jeffrey R. Gignac
		Name:	Jeffrey R. Gignac
		Title:	Executive Vice President and Chief Financial Officer